UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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STANDARD DIVERSIFIED OPPORTUNITIES INC.

(Name of Registrant as Specified in Its Charter)

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STANDARD DIVERSIFIED OPPORTUNITIES INC.

1521 Concord Pike, Suite 301

Wilmington, Delaware 19803

To the Stockholders of Standard Diversified Opportunities Inc.:

We are delivering this Notice and accompanying Information Statement to inform our stockholders that on July 14, 2017, the holders of a majority of the votes entitled to be cast by all outstanding Class A Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share, of Standard Diversified Opportunities Inc., or the Company, adopted resolutions by written consent, in lieu of a meeting of the stockholders to (i) amend and restate our Fifth Amended and Restated Certificate of Incorporation, or the Existing Charter, as set forth in the Sixth Amended and Restated Certificate of Incorporation, or the Restated Charter, which is attached hereto as Annex A, and (ii) approve the Standard Diversified Opportunities Inc. 2017 Omnibus Equity Compensation Plan, or the Plan, which is attached hereto as Annex B.

The Restated Charter and the Plan were approved by stockholder written consent pursuant to Section 228 of the Delaware General Corporation Law, Article VI of the Existing Charter, and Section 9 of the Company’s Second Amended and Restated By-Laws which permit any action that may be taken at a meeting of the stockholders to be taken by written consent of the holders of outstanding stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The Restated Charter and the Plan were approved and recommended by our Board of Directors prior to the stockholder action by written consent described in this Information Statement. All necessary corporate approvals in connection with the adoption of the Restated Charter and the Plan have been obtained.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The Information Statement is being furnished to the holders of the Company’s Class A Common Stock and Class B Common Stock pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, solely for the purpose of informing our stockholders of the corporate actions more fully described in the Information Statement before they take effect. In accordance with Rule 14c-2 of the Exchange Act, we plan to file the Restated Charter 20 calendar days following the mailing of this Notice and the accompanying Information Statement, or as soon thereafter as is reasonably practicable. The Plan will be effective 20 calendar days following the mailing of this Notice and the accompanying Information Statement.

You have the right to receive this Notice and accompanying Information Statement if you were a stockholder of record of our Company at the close of business on June 23, 2017. This Notice and accompanying Information Statement is first being mailed to you on our about          , 2017.

By Order of the Board of Directors,

Gregory H.A. Baxter
Executive Chairman and Secretary
, 2017

STANDARD DIVERSIFIED OPPORTUNITIES INC.

1521 Concord Pike, Suite 301

Wilmington, Delaware 19803

(302) 824-7062

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED,

AND RULE 14c-2 THEREUNDER

General

In this Information Statement, unless the context otherwise requires, “SDOI”, the “Company”, “we”, “us”, and “our” and similar expressions refer to Standard Diversified Opportunities Inc., a Delaware corporation.

This Information Statement is being sent to our stockholders to notify you that we have obtained a written consent, or the Consent, from the holders of a majority of the votes entitled to be cast by all outstanding Class A Common Stock, par value $.01 per share, or the Class A Common Stock, and Class B Common Stock, par value $.01 per share, or the Class B Common Stock, of the Company to (i) amend and restate our Fifth Amended and Restated Certificate of Incorporation, or the Existing Charter, as set forth in the Sixth Amended and Restated Certificate of Incorporation, or the Restated Charter, which is attached hereto as Annex A and (ii) approve the Standard Diversified Opportunities Inc. 2017 Omnibus Equity Compensation Plan, or the Plan, which is attached hereto as Annex B.

This Information Statement is being mailed to our stockholders on or about          , 2017 to the Company’s stockholders of record as of June 23, 2017, or the Record Date, that did not execute the Consent. This Information Statement constitutes notice to our stockholders of corporate actions taken by our stockholders without a meeting as required by Section 228 of the Delaware General Corporation Law, or the DGCL.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Action by Written Consent

As of the Record Date, the holders of a majority of votes entitled to be cast by all outstanding common stock of the Company, or the Consenting Stockholders, who executed the Consent approving the Restated Charter and the Plan, as described more fully herein, beneficially owned 7,252,596 shares of our Class A Common Stock, which shares were entitled to cast an aggregate 7,252,596 votes, and 7,252,596 shares of our Class B Common Stock, which shares were entitled to cast an aggregate 72,525,960 votes.

Voting and Vote Required

No action is required by you, as the Company is not seeking consents, authorizations, or proxies from you. Section 228 of the DGCL, Article VI of the Existing Charter, and Section 9 of the Company’s Second Amended and Restated By-Laws, or the By-Laws, permit any action that may be taken at a meeting of the stockholders to be taken by written consent of the holders of outstanding stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

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As of the Record Date, the Company had 8,245,853 shares of Class A Common Stock outstanding and entitled to vote and 8,190,851 shares of Class B Common Stock outstanding and entitled to vote. Each share of Class A Common Stock is entitled to one vote per share. Each share of Class B Common Stock is entitled to ten votes per share. On the Record Date, the Consenting Stockholders beneficially owned 7,252,596 shares of our Class A Common Stock and 7,252,596 shares of our Class B Common Stock, representing 79,778,556 votes in the aggregate, which represents 88.5% of the votes entitled to be cast by all outstanding common stock of the Company. Accordingly, the Consent executed by the Consenting Stockholders pursuant to Section 228 of the DGCL, Article VI of the Existing Charter, and Section 9 of the By-Laws is sufficient to approve the Restated Charter and the Plan and no further stockholder action is required to approve these matters.

Notice Pursuant to Section 228 of the DGCL

Pursuant to Section 228 of the DGCL, the Company is required to provide prompt notice of the taking of a corporate action by written consent of the stockholders to the Company’s stockholders that have not consented in writing to such action. This Information Statement serves as such notice required by Section 228 of the DGCL.

Dissenters’ Rights of Appraisal

No appraisal or dissenters’ rights are available to our stockholders under the DGCL, the Existing Charter, or our By-Laws, in connection with the amendment and restatement of the Existing Charter or the approval of the Plan.

DESCRIPTION OF STOCKHOLDER ACTIONS

Amendment and Restatement of Fifth Amended and Restated Certificate of Incorporation

Our Board of Directors believes that the amendment and restatement of the Company’s Existing Charter to implement the changes reflected in the Restated Charter are in the best interests of the Company and its stockholders as they will implement changes consistent with modern corporate governance practices and, in the case of the change to the vote required to approve certain business combinations, enhance the Company’s ability to engage in transactions that may provide value to stockholders.

The following is a brief summary of the provisions to be amended in the Restated Certificate. This summary is qualified in its entirety by reference to the text of the Restated Certificate, a copy of which is attached as Annex A to this Information Statement.

Change in Vote Required to Approve Certain Business Combinations

The Existing Charter is being amended to remove Article V, which requires the Company to obtain the affirmative vote of two-thirds of the outstanding voting power of the voting stock to approve certain business combinations, subject to specific exceptions, in addition to any votes required to be obtained by law or the Existing Charter. Under the Restated Charter, such transactions will require the approval of a majority of the votes entitled to be cast by the holders of the outstanding shares of the Company’s Class A and Class B common stock, voting together as a single class.

Board of Directors; Classification, Vacancies, and Removal

Sections 3A and 3B of Article VII of the Existing Charter are being amended to declassify the Board of Directors and to provide that the number of directors shall be fixed by the affirmative vote of a majority of the Board of Directors.

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Section 5 of Article VII of the Existing Charter is being amended to allow vacancies on the Board of Directors to be filled solely by the affirmative vote of a majority of the remaining directors then in office if a quorum is present.

Section 6 of Article VII of the Existing Charter is being amended to allow a director to be removed with or without cause by the affirmative vote of a majority of the total votes that would be eligible to be cast by stockholders in the election of such director at a duly constituted meeting called expressly for such purpose.

Amendment of By-Laws

Article IX of the Existing Charter is being amended to permit the by-laws of the Company to be amended by a majority of the Board of Directors or by the affirmative vote of a of a majority of the total votes that would be eligible to be cast by stockholders with respect to such amendment at a duly constituted meeting called expressly for such purpose.

Approval of Standard Diversified Opportunities Inc. 2017 Omnibus Equity Compensation Plan

Our Board of Directors and management believe that the effective use of long-term incentive compensation is vital to our ability to achieve strong performance in the future. The following is a brief summary of the Plan. This summary is qualified in its entirety by reference to the text of the Plan, a copy of which is attached as Annex B to this Information Statement.

Background

Our Board of Directors approved the Plan on June 9, 2017. The Plan is established as a successor to the 2000 Stock Incentive Plan, or the 2000 Plan. As of the effective date of the Plan, no additional grants will be made under the 2000 Plan. Outstanding grants under the 2000 Plan shall continue in effect according to their terms as in effect prior to the effective date of the Plan and the shares with respect to outstanding grants under the 2000 Plan shall be issued or transferred under the 2000 Plan. Under the Plan, the Company is authorized (i) to grant incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units, and other stock-based awards to employees of the Company and its subsidiaries, certain consultants and advisors who perform services for the Company or its subsidiaries, and non-employee members of the board of directors of the Company and (ii) to provide selected executive employees with the opportunity to receive cash awards that are considered “qualified performance-based compensation” under section 162(m) of the Internal Revenue Code, as amended, or the Code.

General Details and Provisions of the Plan

The Plan is administered and implemented by the Compensation Committee of the Board of Directors, or the Compensation Committee, or other committee as determined by the Board of Directors, provided that the Board of Directors must approve all grants made under the Plan to any member of the Board of Directors. The Compensation Committee has the authority to further delegate certain of its duties with respect to the administration and implementation of the Plan to a subcommittee or to the chief executive officer of the Company, subject to all applicable laws and regulations.

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The Plan provides for the issuance of up to 1,000,000 shares of Class A Common Stock, provided, however, that the aggregate number of shares of Class A Common Stock that may be issued or transferred under the Plan pursuant to incentive stock options is 500,000 shares, subject to adjustment as described below. If and to the extent options or stock appreciation rights granted under the Plan terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any stock awards, stock units or other stock-based awards are forfeited, terminated or otherwise not paid in full, or if any award otherwise is settled without the issuance of any shares, the shares subject to those grants will again be available for issuance under the Plan, except shares of stock issuable under the Plan that are surrendered in payment for of the exercise price of options awarded under the Plan or are withheld by the Company in satisfaction of withholding taxes associated with an award, will not be available for future issuance under the Plan.

All employees, non-employee directors, and certain key advisors of the Company, or Eligible Participants, are eligible to participate in the Plan. Grants under the Plan may consist of stock options, stock awards, stock unit awards, other stock-based awards, and cash awards. As of the date of this Information Statement, there are five Eligible Participants, two of which are employees and three of which are non-employee directors.

The board of directors may amend or terminate the Plan at any time unless stockholder approval is needed in order to comply with applicable law, including the Code, or applicable stock exchange requirements.

Award Limits

When the Compensation Committee grants awards under the Plan that are intended to qualify as “performance-based compensation” under section 162(m) of the Code, the Plan imposes the following individual limits, subject to certain exceptions, on awards granted under the Plan that are intended to satisfy certain tax exemptions:

•	If measured in shares of Class A Common Stock (whether payable in stock, cash, or a combination of both), the maximum number of Class A Common Stock for which such grants may be made to any employee in any calendar year shall not exceed 250,000 shares of Class A Common Stock in the aggregate.
•	If measured in cash dollars (whether payable in cash, stock, or a combination of both), including cash awards, the maximum dollar, the maximum dollar amount for which such grants may be paid to any employee within each 12 month period within a performance period shall not exceed $1,000,000, subject to certain exceptions when the employee has a performance period that includes more than one year.
•	For dividends with respect to stock awards or dividend equivalents, an employee cannot accrue an aggregate amount of dividends or dividend equivalents in excess of $100,000 in any calendar year.
•	The value of Class A Common Stock subject grants made to non-employee directors during any calendar year plus any cash fees earned by such director during the same calendar year shall not exceed $300,000 in total value.

Stock Options

The Plan permits grants of incentive stock options and nonqualified stock options. Only employees of the Company or its parent or subsidiary corporations, as defined in the Code, are eligible to receive grants of incentive stock options, subject to certain limitations set forth in the Plan. Employees, non-employee directors, and key advisors are permitted to receive grants of nonqualified stock options. The exercise price of stock options granted under the Plan must be equal to or greater than the fair market value of a share of Company stock on the date the option is granted, or 110% of the fair market value on such date in the case of certain grants of incentive stock options. The stock option term may not be longer than 10 years, or five years in the case of certain incentive stock option grants. Terms of the individual grants, including with respect to the vesting, term, and exercise of such options, will be determined by the Compensation Committee, consistent with the terms of the Plan, and will be set forth in individual grant agreements. The Compensation Committee may accelerate the vesting of outstanding options at any time.

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Stock Awards

The Plan permits issuance or transfer of shares of Class A Common Stock to employees, non-employee directors, and key advisors. Terms of the individual grants, including with respect to restrictions, vesting, and performance requirements, will be determined by the Compensation Committee, consistent with the terms of the Plan, and will be set forth in individual grant agreements. Unless the Compensation Committee determines otherwise, stock award recipients will receive dividends during the restriction period applicable to their award. Dividends with respect to performance-vesting stock awards will vest only if and to the extent that the underlying stock award vests.

Stock Units

The Plan permits grants of stock units to employees, non-employee directors, and key advisors. Each such stock unit shall represent one hypothetical share of Class A Common Stock and each holder shall have the right re receive a share of Class A Common Stock or an amount of cash based on the value of a share of Class A Common Stock. Terms of the individual grants, including as to vesting and performance goals or other conditions, will be determined by the Compensation Committee, in accordance with the terms of the Plan, and will be set forth in individual grant agreements.

Stock Appreciation Rights

The Plan permits grants of stock appreciation rights, or SARs, to employees, non-employee directors, and key advisor either separately or in tandem with any option grant. The base amount of each SAR will be determined by the Compensation Committee at the time the SAR is granted, and shall be equal to or greater than the fair market value of a share of Company stock as of the date of grant. The term of the SAR may not exceed 10 years from the date of grant. SARs may be paid in shares of Company stock, cash or a combination of the two, as determined by the Compensation Committee. The Compensation Committee will also determine other terms of the individual grants, including exercisability and vesting requirements, in accordance with the terms of the Plan, and such terms will be set forth in individual grant agreements.

Other Awards

The Plan permits grants of other stock-based awards to employees, non-employee directors, and key advisors. It also permits grants of cash awards to employees who are executive officers and other key employees of the Company. Finally, the Plan permits grants of dividend equivalents in connection with stock units or other stock-based awards. The terms and conditions of any such awards will be determined by the Compensation Committee, consistent with the terms of the Plan.

Performance Goals

The Compensation Committee has the sole discretion, within the guidelines set forth in the Plan, to establish the individual performance goals for performance-based grants. The performance goals may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other objective and quantifiable indices.

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The Compensation Committee shall use objectively determinable performance goals based on one or more of the following criteria: cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings); earnings per share; growth in earnings or earnings per share; stock price; return on equity or average stockholder equity; total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; return on capital; return on assets or net assets; revenue, growth in revenue or return on sales; income or net income; operating income, net operating income or net operating income after tax; operating profit or net operating profit; operating margin; return on operating revenue or return on operating profit; regulatory filings; regulatory approvals, litigation and regulatory resolution goals; other operational, regulatory or departmental objectives; budget comparisons; growth in stockholder value relative to established indexes, or another peer group or peer group index; development and implementation of strategic plans and/or organizational restructuring goals; development and implementation of risk and crisis management programs; improvement in workforce diversity; compliance requirements and compliance relief; safety goals; productivity goals; workforce management and succession planning goals; economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); measures of  customer satisfaction, employee satisfaction or staff development; development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Corporation’s revenue or profitability or enhance its customer base; merger and acquisitions; and any other goal that is established at the discretion of the Committee other than with respect to Grants intended to meet the requirements of section 162(m) of the Code. The Compensation Committee shall have sole discretion to determine specific targets within each category of performance goals.

Performance goals related to an award intended to qualify for the performance-based compensation exception of Section 162(m) of the Code will be set by the Compensation Committee in writing within the time period and will be subject to other requirements prescribed by Section 162(m) of the Code. In establishing performance goals, the Compensation Committee may, no later than the date on which such performance goals are to be established in accordance with the requirements of Section 162(m) of the Code, provide for the exclusion of the effects of certain items, such as the following: (i) restructurings, discontinued operations, and other unusual, infrequent or non-recurring items or events, (ii) asset write-downs, (iii) significant litigation or claim judgments or settlements, (iv) acquisitions or divestitures, (v) any reorganization or change in the corporate structure or capital structure of the Company, (vi) an event either not directly related to the operations of the Company, subsidiary, division, business segment or business unit or not within the reasonable control of management, (vii) foreign exchange gains and losses, (viii) a change in the fiscal year of the Company, (ix) the cumulative effects of tax or accounting changes in accordance with generally accepted accounting principles, or (x) the effect of changes in other laws or regulatory rules affecting reported results.

Adjustments

If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Class A Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Class A Common Stock subject to outstanding options and other awards under the Plan and (ii) the number of and class of shares then reserved for issuance under the Plan and the maximum number of shares for which awards may be granted to an Eligible Participant during a specified time period shall be appropriately and proportionately adjusted. The Board, or the Committee, shall make such adjustments, and its determinations shall be final, binding and conclusive.

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Effect of Change of Control

Upon a change of control where the Company is not the surviving corporation or survives only as a subsidiary of another corporation, all outstanding grants that are not exercised or paid at the time of closing of the change of control shall be assumed by, or replaced with comparable grants by, the surviving corporation. If such grants are not assumed or replaced by the surviving corporation, the Compensation Committee, it its sole discretion, may take such actions, if any, as it deems necessary or desirable with respect to any outstanding award, without the consent of any affected participant. These actions may include, without limitation: (i) acceleration of the vesting, settlement, and/or exercisability of an award; (ii) payment of a cash amount in exchange for the cancellation of an award; (iii) cancellation of stock options or stock appreciation rights without any payment if the fair market value per share on the date of the change in control does not exceed the exercise price per share of the applicable award; or (iv) after giving the affected participant the ability to exercise their outstanding stock options or stock appreciation rights, termination of such awards.

For purposes of the Plan, a change in control generally means (except as otherwise provided in the applicable award agreement): (i) the acquisition of effective control of more than 50% of the voting securities of the Company; (ii) the Company merges into or consolidates with any other person, or any person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the surviving corporation or where the board of directors immediately prior to the transaction will not constitute a majority of the board of directors of the surviving corporation; (iii) the Company sells or transfers all or substantially all of its assets to another person; (iv) a change in the composition of the board of directors over a period of 12 consecutive months where the board of directors is no longer comprised of individuals that have either been members continuously since the beginning of such period or were nominated and approved by a majority of directors in office during such period; or (v) the approval of stockholders to liquidate or dissolve the Company.

Transferability

Except as otherwise determined by the Compensation Committee as set forth in the individual grant agreement, awards granted under the Plan will not be transferable other than by will or the laws of descent and distribution or, with respect to grants other than incentive stock options, pursuant to a domestic relations order.

Forfeiture of Awards

Awards under the Plan may be subject to forfeiture or repayment to the Company as set forth in individual grant agreements with respect to such awards, or as established in Company policy from time to time by the Board of Directors.

U.S. Federal Tax Consequences

The Compensation Committee may permit or require Eligible Participants to defer receipt of the payment of cash or the delivery of shares of common stock that would otherwise be due to the Eligible Participant in connection with a grant under the Plan. The Compensation Committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.

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All grants under the Plan are subject to U.S. federal (including FICA), state, and local, foreign country, or other tax withholding requirements. The Company may require Eligible Participants or other persons receiving grants or exercising grants to pay an amount sufficient to satisfy such tax withholding requirements with respect to such grants, or the Company may deduct from other wages and compensation paid by the Company to such Eligible Participants or other persons the amount of any withholding taxes due with respect to such grant.

New Plan Benefits

As of the date hereof, it is expected that each non-employee director will receive a grant of restricted shares of Class A Common Stock, as of the date of the effectiveness of the Plan and each anniversary of such date, valued at $32,500, which shares shall be valued for the purposes of the grant of the closing price of the Class A Common Stock on the date of each grant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents, as of July 3, 2017, information as to (i) the persons or entities known to SDOI to be beneficial owners of more than 5% of the Class A Common Stock and Class B Common Stock, (ii) each director and officer of SDOI, and (iii) all directors and executive officers of the Company as group. As of July 3, 2017, the Company had 8,275,910 shares of Class A Common Stock issued and outstanding and 8,164,625 shares of Class B Common Stock issued and outstanding. Unless otherwise indicated, the number of shares beneficially owned by the persons or entities named in the table and by all executive officers and directors as a group are presented in accordance with Rule 13d-3 under the Exchange Act and include, in addition to shares issued and outstanding, unissued shares which are subject to issuance upon exercise of options or warrants within 60 days after July 3, 2017. Such unissued shares are also included in computing the percent of class beneficially owned by such person, but are not included in computing the percent of class beneficially owned by any other person. The address of the individual beneficial owners is in care of the Company at its address listed on the first page of this Information Statement unless otherwise noted.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership of Class A Common Stock (1)(2)	Amount and Nature of Beneficial Ownership of Class B Common Stock (1)	Options Exercisable Within 60 Days After Record Date	Total Beneficial Ownership (5)	Percent of Class
Gregory H.A. Baxter	36,362	4,000	—	*	*
Ian Estus	97,086	6,000	—	1.17%	1.10% (Class A) * (Class B)
Edward Sweeney	—	—	—	—	—
David M. Wurzer	6,100	3,050	—	*	*
Thomas Helms (3)	745,248	372,624	—	8.62%	4.50% (Class A) 4.56% (Class B)
David Glazek	—	—	—	—	—
All officers and directors as a group (six persons)	882,061	385,674	—	10.22%	6.03% (Class A) 4.72% (Class B)
Standard General L.P. 767 Fifth Avenue, 12th Floor New York, NY 10153 (4)	14,505,192	7,252,596	—	93.41%(6)	87.64% (Class A) 88.83% (Class B)

* Represents less than 1%

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(1) Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the securities shown to be owned by such stockholder. The inclusion herein of securities listed as beneficially owned does not constitute an admission of beneficial ownership.

(2) The number of shares of Class A Common Stock in this column includes (i) the number of shares of Class A Common Stock held by such beneficial owner as of July 3, 2017, and (ii) the number of shares of Class A Common Stock into which the shares of Class B Common Stock held by such beneficial owner would convert if so elected by such holder.

(3) Pursuant to a loan and voting agreement, or the loan agreement, among Mr. Thomas F. Helms, Jr., Helms Management Corp. and Standard General, L.P., or Standard General, on November 19, 2012, Helms Management Corp. pledged 1,460,000 shares of Turning Point Common Stock to secure a loan from Standard General. On November 23, 2016, Standard General and Mr. Helms entered into an amendment to the loan agreement, pursuant to which Standard General Master Fund L.P. agreed to loan an additional amount to Mr. Helms. Mr. Helms has agreed, at the request of Standard General at any time in its sole discretion and within two business days of the request, to repay a portion of the amounts loaned with 150,000 shares of Turning Point Common Stock owned by him. In addition, Mr. Helms provided Standard General, for nine months from the date of the amendment to the loan agreement, authority to exercise investment discretion on his behalf with respect to 500,000 of the shares of Turning Point Common Stock owned by him that have been previously pledged as collateral under the loan agreement. On March 17, 2017, Mr. Helms and Standard General further amended the loan agreement in order to provide that Standard General would loan an additional amount to Mr. Helms and that Mr. Helms, at the request of Standard General at any time in its sole discretion and within two business days of the request, would repay a portion of the amounts loaned by Standard General by delivering an additional 250,000 shares Turning Point Common Stock (400,000 shares of Turning Point Common Stock in the aggregate) of the Turning Point Common Stock owned by him. In addition, Mr. Helms agreed to continue to provide Standard General, for nine months from the date of the second amendment, authority to exercise investment discretion on his behalf with respect to 500,000 of the shares of the Turning Point Common Stock owned by him that had been previously pledged as collateral under the loan agreement. On June 1, 2017, upon a duly made request by Standard General, Mr. Helms repaid portions of the amount loaned to him by Standard General by delivering 400,000 shares of Turning Point Common Stock owned by him to Standard General. In addition, on June 1, 2017, upon a duly made request by Standard General, Mr. Helms transferred 500,000 shares of Turning Point Common Stock owned by him to SDOI in exchange for shares of the Company’s Class A Common Stock pursuant to the Contribution and Exchange Agreement. On June 21, 2017, Mr. Helms, Helms Management, and Standard General entered into a letter agreement, which was amended on July 10, 2017, whereby Standard General loaned Mr. Helms an additional amount and Mr. Helms, at the request of Standard General at any time within nine months of June 21, 2017, in Standard General’s sole discretion and within two business days of the request, agreed to repay a portion of the amounts loaned by Standard General by delivering 100,000 shares of Turning Point Common Stock owned by him. All of the voting capital stock of Helms Management Corp. is owned by Mr. Thomas F. Helms, Jr., who serves as chairman of its board of directors, and all of the non-voting capital stock of Helms Management Corp. is owned by a trust established by Mr. Helms for the benefit of his children. Mr. Helms is deemed to have voting and investment control over the shares of Class A Common Stock and Class B Common Stock held by Helms Management Corp.

(4) Standard General exercises voting and investment control over these shares. Soohyung Kim is the Chief Executive Officer of Standard General and a director of the general partner of Standard General. By virtue of the foregoing, Standard General and Mr. Kim may be deemed to beneficially own, and have shared voting and/or investment control over the 14,505,192 shares held by affiliates of Standard General.

(5) As shares of Class B Common Stock are convertible into shares of Class A Common Stock at the election of the holder, the beneficial ownership reported herein assumes that the beneficial owner (and no other stockholder) elected to convert all shares of Class B Common Stock beneficially owned by such beneficial owner into shares of Class A Common Stock.

(6) As of the date hereof, Standard General and its affiliates own 88.23% of the issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Company.

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As more fully described in the Company’s Registration Statement on Form S-4 (Commission File No. 333-215802), declared effective by the Securities and Exchange Commission on May 4, 2017, on November 25, 2016, the Company and Standard General Master Fund L.P., or SG Master Fund, P. Standard General Ltd., or PSG, and Standard General Focus Fund L.P., or Focus Fund and, collectively with SG Master Fund and PSG, the SG Parties, entered into a Contribution and Exchange Agreement, as amended by the: (1) First Amendment to Contribution and Exchange Agreement, dated January 25, 2017, (2) Second Amendment to Contribution and Exchange Agreement, dated April 5, 2017 and (3) Third Amendment to Contribution and Exchange Agreement, dated May 3, 2017, as amended, the Contribution and Exchange Agreement. Pursuant to the Contribution and Exchange Agreement, the SG Parties agreed to contribute, or cause to be contributed, to the Company, 9,842,373 shares of voting Turning Point Common Stock in exchange for a certain number of shares of Class A Common Stock based on the exchange ratio set forth in the Contribution and Exchange Agreement. Such transaction is referred to herein as the “Contribution and Exchange.” Prior to the closing of the Contribution and Exchange, the Company declared a dividend of one share of Class B Common Stock for each outstanding share of Class A Common Stock, or the Dividend, payable to holders of record of Class A Common Stock on June 2, 2017.

The Contribution and Exchange closed on June 1, 2017 and the Dividend was paid on June 2, 2017.  As a result of the Contribution and Exchange and Dividend, the SG Parties (i) acquired ownership of 88.70% of the issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Company (which shares constitute 88.23% of the issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Company as of the date hereof) and (ii) acquired beneficial ownership of approximately 94% of the voting securities of the Company and as a result, a change of control has occurred (as shares of Class B Common Stock are convertible into shares of Class A Common Stock at the election of the holder, the SG Parties’ beneficial ownership is reported herein as if the SG Parties (and no other stockholder) elected to convert all shares of Class B Common Stock beneficially owned by the SG Parties into shares of Class A Common Stock).

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Kevin J. Bratton, the Company’s Former Vice President and Chief Financial Officer, was the Company’s only executive officer during 2016. Mr. Bratton left the Company effective June 1, 2017.

Since 2014 and through 2016, Mr. Bratton was compensated solely through the payment in cash of an annual salary at an agreed upon rate of $126,072. The Board felt that this payment was appropriate in light of Mr. Bratton’s relatively limited and predictable duties during this period, as the Company was a shell company, as defined under applicable securities laws, during this time.

Summary Compensation Table

The following table sets forth, for the last three fiscal years, the compensation paid or accrued by SDOI to Kevin J. Bratton, the Company’s Former Vice President and Chief Financial Officer, who was its only executive officer during 2016. Mr. Bratton left the Company effective June 1, 2017.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Kevin J. Bratton – Former	2016	126,072	—	—	—	—	—	126,072
Vice President and Chief	2015	126,072	—	—	—	—	—	126,072
Financial Officer	2014	140,619	10,000	—	—	—	252,144(1)	402,763

________________

(1) Includes Company matching contributions to 401(k) accounts and payment $125,000 in 2013 to Mr. Bratton in connection with the consummation of the sale of substantially all of the Company’s assets in that year.

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Outstanding Equity Awards at Fiscal Year-End

The following table shows all outstanding equity awards held by our named executive officer on December 31, 2016.

	Option Awards				Stock Awards
	Number of Shares Underlying Unexercised Options				Number of Shares or Units	Market Value of Shares or
Name	Exercisable	Unexercisable	Option Exercise Price	Option Expiration Date	or Stock That Have Not Vested	Units of Stock That Have Not Vested(1)
Kevin J. Bratton	75,000	—	$1.50	6/1/2019	—	—
	25,000	—	$1.69	6/1/2020	—	—
	50,000	—	$2.19	3/1/2021	—	—
	15,000	—	$2.10	2/28/2022	—	—

________________

(1) Value is calculated by multiplying the number of shares subject to vesting by $0.93, the closing price of the common shares on the QTCQB on December 31, 2016. The options to purchase shares were adjusted to reflect the reclassification of the Company’s common stock in connection with the Contribution and Exchange. The transactions contemplated by the Contribution and Exchange Agreement closed on June 1, 2017 and are more fully described in SDOI’s Registration Statement on Form S-4 (Commission File No. 333-215802), declared effective by the Securities and Exchange Commission on May 4, 2017.

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Equity Compensation

The table below presents certain information as of December 31, 2016 concerning securities issuable in connection with equity compensation plans that have been approved by the Company’s stockholders and that have not been approved by the Company’s stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plan approved by stockholders	393,899	$1.86	3,799,182
Equity compensation not approved by stockholders	75,000	$1.50	—
Total	468,899	$1.81	3,799,182

The 75,000 shares underlying options granted under equity compensation not approved by the stockholders were granted in connection with the Company’s hiring, on June 1, 2009, of its Chief Financial Officer, Kevin Bratton. The grants to Mr. Bratton are 75,000 shares in a ten-year non-qualified stock option grant at an exercise price of  $1.50 per share. The total securities to be issued, relate to 468,899 of stock options with a weighted average exercise price of  $1.81 per share. The options to purchase shares were adjusted to reflect the reclassification of the Company’s common stock in connection with the Contribution and Exchange. The transactions contemplated by the Contribution and Exchange Agreement closed on June 1, 2017 and are more fully described in SDOI’s Registration Statement on Form S-4 (Commission File No. 333-215802), declared effective by the Securities and Exchange Commission on May 4, 2017. Mr. Bratton resigned as the Company’s Chief Financial Officer effective as of June 1, 2017.

Executive Employment Agreements

The Company maintained an offer letter with Mr. Bratton, dated as of May 18, 2009, which outlined the terms of his employment. This letter provided for compensation at an annual rate of  $240,000 with annual increases as determined by the Compensation Committee. Under this agreement, Mr. Bratton received options to purchase 75,000 shares of Common Stock, vesting at a rate of 25% annually beginning on the first anniversary of the grant date. Mr. Bratton was also granted 25,000 restricted shares of Common Stock, which were granted with the same terms as the options. Mr. Bratton resigned as the Company’s Chief Financial Officer effective as of June 1, 2017.

Stock-Based Award Grant Practices

We follow certain practices for the grant of stock-based awards. Among other things, these practices encompass the following principles:

•	The majority of stock-based awards are approved annually by the Compensation Committee on a pre-scheduled date, in connection with the final determinations regarding compensation for the preceding year.
•	Stock-based awards other than annual awards may be granted to address, among other things, the recruiting or hiring of new employees and promotions.

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•	The Compensation Committee has established that stock options are granted only on the date the Compensation Committee approves the grant and with an exercise price equal to the closing price of the common stock on the market in which the Company shares are traded on the date of grant or, in certain cases, above such closing price.
•	Backdating of stock options is prohibited.

Tax Considerations

Under Section 162(m) of the Code, a publicly-held corporation may not deduct more than $1 million in a taxable year for certain forms of compensation made to the chief executive officer and other officers listed in the summary compensation table. Our policy is generally to preserve the federal income tax deductibility of compensation paid to our executives, and certain of our equity awards have been structured to preserve deductibility under Section 162(m). Nevertheless, we retain the flexibility to authorize compensation that may not be deductible if we believe it is in the best interests of our company. While we believe that all compensation paid to our executives in 2016 was deductible, it is possible that some portion of compensation paid in future years will be non-deductible, particularly in those years in which restricted share awards vest.

As noted below, under the Change of Control Severance Plan, we may in certain circumstances make additional payments to our named executive officers if payments to them resulting from a change of control are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code. We included this provision in the Change of Control Severance Plan in order to enhance the motivation of our named executive officers to further increase stockholder value while remaining employed by us. We believe that these incentives would be frustrated by the possible imposition of the need for our executive officers to pay an excise tax upon the receipt of their change of control benefit under the Change of Control Severance Plan, and we do not believe that the provisions of the Change of Control Severance Plan should provide even a potential disincentive to our named executive officers’ pursuit of a change of control that otherwise might be in the best interests of the Company and its stockholders. Accordingly, we determined to provide payment to reimburse our named executive officers for any excise taxes payable in connection with the change of control payment, as well as any taxes that accrue as a result of our reimbursement.

Role of Executive Officers in Determining Executive Compensation for Named Executive Officers

Our named executive officer did not receive any increase in his 2016 compensation.

Perquisites and Other Personal Benefits

In addition to the components noted above, our total executive compensation program also includes various benefits, such as health insurance plans, other insured benefits, paid leave and retirement plans in which substantially all of the Company’s employees participate. At the present time, the only plans in effect are health, dental, life and disability insurance plans and the severance plan for certain senior officers of the Company described under “Potential Payments Upon Termination or Change in Control.”

Potential Payments Upon Termination or Change in Control

Our named executive officers are entitled to receive certain payments and other benefits in connection with certain separations from employment or following a change in control of the Company. Among other things, these payments arise under the Company’s Change of Control Severance Agreement, or the Severance Agreement.

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Subject to the terms and conditions of the Severance Agreement, participants are entitled to: (1) a lump sum cash payment or salary continuation equal to the Participant’s then current annual base salary, prorated for partial periods (12 months for Mr. Bratton), (2) extension of medical and dental benefits for the applicable severance period, (3) a prorated bonus under the Company’s Annual Incentive Plan for the year in which the termination occurs, payment of which shall be made at the same time and under the same terms and conditions as bonuses are paid to employees of the Company (provided that such bonus shall equal no less than the average of the bonuses awarded to the named executive officer for the three (3) years (or lesser number of years for which the named executive officer was employed by the Company) preceding the year in which the named executive officer’s termination occurs), (4) extension of the exercise time period for outstanding stock options to the date that is one year following the Participant’s date of termination and (5) executive outplacement services. In certain circumstances, Participants may also receive an additional payment relating to income taxes on their severance benefits.

Mr. Bratton received compensation of  $252,144 under this plan as a result of his reduction in salary in February 2014. All obligations to Mr. Bratton have been satisfied under the Severance Agreement and he resigned as the Company’s Chief Financial Officer effective as of June 1, 2017.

Compensation of Directors

Directors are entitled to receive compensation for their services as determined by a majority of the board of directors, based on the recommendation of the Compensation Committee. However, directors who are employees, and who receive compensation for their services as such, are not entitled to receive any compensation for their services as a director of the Company. Directors are entitled to reimbursement for travel-related expenses incurred in attending meetings of the board of directors and of the committees.

Pursuant to the director compensation policy adopted in May 2003 and amended in May 2009, May 2011, October 2013, June 2016, and June 2017 non-employee directors receive annual compensation in such amount as is determined, by a majority of directors, from time to time to be appropriate. Such compensation is currently established as set forth below:

•	Each non-employee director receives an annual base retainer in cash of $32,500 payable quarterly in cash.
•	Each non-employee director receives an annual grant of restricted shares of Class A Common Stock, as of the date of the effectiveness of the Plan and each anniversary of such date, valued at $32,500, which shares shall be valued for the purposes of the grant of the closing price of the Class A Common Stock on the date of each grant.
•	Directors do not receive payments for meeting attendance.
•	Non-employee directors receive the following additional annual retainers, payable in quarterly in cash, for service to the board of directors in the following capacities:

Audit Committee Chair	$10,000
Compensation and Nominating & Corporate Governance Committee Chairs	$5,000
Committee Membership (non-Chair)	$3,000

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The following table shows the compensation paid to the members of the Company’s Board of Directors for the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash	Share Awards (1)	Option Awards (1)	All Other Compensation	Total
Gregory H.A. Baxter	$22,500	$100,000	—	—	$122,500
Ian Estus	$7,500	—	—	—	$7,500
Thomas J. Kelleher	$16,500	$60,000	—	—	$76,500
David M. Wurzer	$41,500	$60,000	—	—	$101,500
Wayne P. Yetter	$41,000	$60,000	—	—	$101,000
Kenneth M. Young	$16,500	$60,000	—	—	$76,500

________________

(1) The aggregate numbers of restricted shares and shares issuable upon the exercise of options to purchase shares for the directors outstanding as of December 31, 2016 are as follows: Mr. Baxter (100,000 shares); Mr. Kelleher (60,000 shares); Mr. Wurzer (61,250 shares, options to purchase 81,574 shares); Mr. Yetter (61,250 shares, options to purchase 81,304 shares); and Mr. Young (60,000 shares). No options were granted in 2016. The restricted shares held by the directors outstanding as of December 31, 2016 vested automatically upon the Contribution and Exchange pursuant to that Contribution and Exchange Agreement. The transactions contemplated by the Contribution and Exchange Agreement closed on June 1, 2017 and are more fully described in SDOI’s Registration Statement on Form S-4 (Commission File No. 333-215802), declared effective by the Securities and Exchange Commission on May 4, 2017. The options to purchase shares and restricted stock awards were adjusted to reflect the reclassification of the Company’s common stock in connection with the transactions contemplated by the Contribution and Exchange Agreement.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

David Glazek, a member of the Board of Directors, is a Partner of Standard General L.P., which holds a majority of the issued and outstanding voting stock of the Company, which approved the proposals described herein by written consent. Although Mr. Glazek is eligible to receive grants of equity compensation as a non-employee director, Mr. Glazek intends to decline such compensation package.

PROPOSALS BY SECURITY HOLDERS

The Company has not received any proposal from any security holder entitled to vote at a meeting, if a meeting were to be held, or by written authorization or consent, prior to the time this information statement is being distributed to you.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple stockholders sharing an address unless the Company received contrary instructions from one or more of the stockholders sharing such address. The Company shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the document was delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 1521 Concord Pike, Suite 301 Wilmington, Delaware 19803 or by calling (302) 824-7062. A stockholder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements, and annual reports.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, and current reports and other information with the SEC. Our filings with the SEC are available to the public on the SEC’s website at www.sec.gov. The information we file with the SEC or contained on, or linked to through, any other website is not part of this Information Statement. You may also read and copy, at the SEC’s prescribed rates, any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room.

This Information Statement is provided to the holders of common stock of SDOI for informational purposes, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

Dated: July 14, 2017	By Order of the Board of Directors

/s/ Gregory H.A. Baxter
Gregory H.A. Baxter
Executive Chairman of the Board of Directors and Secretary

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Annex A

SIXTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

STANDARD DIVERSIFIED OPPORTUNITIES INC.

Standard Diversified Opportunities, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows.

1.          The name of this corporation is Standard Diversified Opportunities Inc. (the “Corporation”) and this Corporation was originally incorporated pursuant to the DGCL on September 25, 1991 under the name Ensys Environmental Products, Inc.

2.          This Sixth Amended and Restated Certificate of Incorporation amends, restates and integrates the provisions of the Fifth Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on May 30, 2017.

3.          This Sixth Amended and Restated Certificate of Incorporation has been approved and adopted by the directors and stockholders of the Corporation in accordance with the provisions of Sections 242 and 245 of the DGCL.

4.          The Fifth Amended and Restated Certificate of Incorporation of the Corporation, is hereby amended and restated to read in its entirety as follows:

ARTICLE I.

NAME

The name of the Corporation is Standard Diversified Opportunities Inc.

ARTICLE II.

REGISTERED OFFICE

The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

ARTICLE III.

PURPOSES

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV.

CAPITAL STOCK

The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 830,000,000 shares, divided into classes as follows:

500,000,000 shares shall be shares of Preferred Stock, with a par value of $.01 per share (the “Preferred Stock”);

300,000,000 shares shall be shares of Class A Common Stock, with a par value of $.01 per share (the “Class A Common Stock”); and

30,000,000 shares shall be shares of Class B Common Stock, with a par value of $.01 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”).

The following is a statement of the designations and the rights, powers and privileges, and the qualifications, limitations or restrictions thereof, in respect of each class of capital stock of the Corporation.

PART A. PREFERRED STOCK

1.          DESIGNATION AND RIGHTS. Subject to the provisions of this Article IV and any limitations prescribed by law, the Board of Directors of the Corporation (the “Board of Directors”) is hereby empowered: (a) by resolution or resolutions, to cause the Corporation to issue from time to time, in one or more series, up to 500,000,000 shares of Preferred Stock, and (b) by filing a certificate of designation pursuant to the applicable law of the state of Delaware (“Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers (including voting powers), preferences, terms, conditions, privileges and other rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof.

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2.          VOTE TO INCREASE OR DECREASE AUTHORIZED SHARES. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law, and without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless any such vote is required pursuant to the terms of any Certificate of Designation.

PART B. COMMON STOCK

1.          DESIGNATION AND AMOUNT. The designation of this class of capital stock shall be “Class A Common Stock,” par value $.01 per share, and “Class B Common Stock,” par value $.01 per share. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law. Notwithstanding the foregoing, except as otherwise provided in Article IV, Part B, Section 5, the Corporation shall not issue additional shares of Class B Common Stock (or securities (including options, warrants, or other rights) convertible into, or exercisable or exchangeable for shares of Class B Common Stock) after the Dividend Date.

2.          EQUAL STATUS. Except as expressly set forth in this Restated Certificate or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and upon any liquidation, dissolution or winding up of the Corporation), share ratably and be identical in all respects and as to all matters.

3.          VOTING RIGHTS. Except as otherwise provided in this Restated Certificate or required by applicable law, the holders of shares of Class A Common Stock and Class B Common Stock shall (a) at all times vote together as a single class on all matters (including the election of directors) submitted to a vote or for the written consent of the stockholders of the Corporation, (b) be entitled to notice of any stockholders’ meeting in accordance with the By-laws of the Corporation and (c) be entitled to vote upon such matters and in such manner as may be provided in this Restated Certificate or required by applicable law. Except as otherwise expressly provided in this Restated Certificate or required by applicable law, each holder of Class A Common Stock shall have the right to one (1) vote per share of Class A Common Stock held of record by such holder and each holder of Class B Common Stock shall have the right to ten (10) votes per share of Class B Common Stock held of record by such holder.

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4.          DIVIDEND RIGHTS. Dividends may be declared by the Board of Directors and paid on the Common Stock from funds legally available therefor as and when determined by the Board of Directors in its sole discretion, subject to the requirements of applicable law and the provisions of this Restated Certificate. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any such dividends; provided, however, that in the event a dividend is paid in the form of shares of Common Stock, or securities (including options, warrants, or other rights) convertible into, or exercisable or exchangeable for Common Stock, then such dividend shall be paid only in shares of Class A Common Stock (or securities (including options, warrants, or other rights) convertible into, or exercisable or exchangeable for shares of Class A Common Stock), with holders of shares of Class A Common Stock and Class B Common Stock receiving, on a per share basis, an identical number of shares of Class A Common Stock (or securities (including options, warrants or other rights) convertible into, or exercisable or exchangeable for an identical number of shares of Class A Common Stock). Notwithstanding the foregoing, the Board of Directors may pay or make a disparate dividend or distribution per share of Class A Common Stock or Class B Common Stock (whether in the amount of such dividend or distribution payable per share, the form in which such dividend or distribution is payable, the timing of the payment, or otherwise) if such disparate dividend or distribution is approved in advance by the affirmative vote or written consent of the holders of a majority of the outstanding shares of Class A Common Stock and a majority of the outstanding shares of Class B Common Stock, each voting separately as a class.

5.          SUBDIVISIONS, COMBINATIONS OR RECLASSIFICATIONS. Shares of Class A Common Stock or Class B Common Stock may not be subdivided, combined or reclassified unless the shares of the other class of Common Stock are concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B Common Stock on the record date for such subdivision, combination or reclassification; provided, however, that shares of one such class may be subdivided, combined or reclassified in a different or disproportionate manner if such subdivision, combination or reclassification is approved in advance by the affirmative vote or written consent of the holders of a majority of the outstanding shares of Class A Common Stock and a majority of the outstanding shares of Class B Common Stock, each voting separately as a class.

6.          LIQUIDATION, DISSOLUTION OR WINDING UP. Subject to the preferential or other rights, if any, of the holders of any Preferred Stock, in the event of any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of Class A Common Stock and Class B Common Stock will be entitled to receive ratably all assets or funds of the Corporation available for distribution to its stockholders, irrespective of class, unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution or winding up is approved in advance by the affirmative vote or written consent of the holders of a majority of the outstanding shares of Class A Common Stock and a majority of the outstanding shares of Class B Common Stock, each voting separately as a class.

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7.          MERGER OR CONSOLIDATION. In the case of any distribution or payment in respect of the shares of Class A Common Stock or Class B Common Stock upon the consolidation or merger of the Corporation with or into any other entity, or in the case of any other transaction having an effect on stockholders substantially similar to that resulting from a consolidation or merger, such distribution or payment shall be made ratably on a per share basis among the holders of the Class A Common Stock and Class B Common Stock as a single class; provided, however, that shares of one such class may receive different or disproportionate distributions or payments in connection with such merger, consolidation or other transaction if (i) the only difference in the per share distribution to the holders of the Class A Common Stock and Class B Common Stock is that any securities distributed to the holder of a share Class B Common Stock have ten times the voting power of any securities distributed to the holder of a share of Class A Common Stock, or (ii) such merger, consolidation or other transaction is approved by the affirmative vote or written consent of the holders of a majority of the outstanding shares of Class A Common Stock and a majority of the outstanding shares of Class B Common Stock, each voting separately as a class.

8.          CONVERSION OF CLASS B COMMON STOCK.

8A.           VOLUNTARY CONVERSION. Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the Corporation. Before any holder of Class B Common Stock shall be entitled to voluntarily convert any shares of such Class B Common Stock, such holder shall surrender the certificate or certificates therefor (if any), duly endorsed (or in the case of lost, stolen, or destroyed certificate(s), shall notify the Corporation that the certificate(s) have been lost, stolen, or destroyed), at the principal corporate office of the Corporation or of any transfer agent for the Class B Common Stock, and shall give written notice to the Corporation at its principal corporate office, that the stockholder elects to convert the same and shall state therein the name(s) (i) in which the certificate(s) representing the shares of Class A Common Stock into which the shares of Class B Common Stock are so converted are to be issued or (ii) in which such shares are to be registered in book entry if such shares are uncertificated. The Corporation shall, as soon as practicable thereafter, (x) issue and deliver at such office to such holder of Class B Common Stock, or to the nominee or nominees of such holder, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder shall be entitled, provided, however, that the Corporation shall not be obligated to issue certificate(s) evidencing the shares of Class A Common Stock issuable upon such voluntary conversion unless the certificate(s) evidencing such shares of Class B Common Stock are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificate(s) have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such lost, stolen or destroyed certificate(s), or (y) if such shares are uncertificated, register such shares in book-entry form. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class B Common Stock to be converted following or contemporaneously with the written notice of such holder’s election to convert required by this Section 8A, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of such time. Each share of Class B Common Stock that is converted pursuant to this Part B, Section 8A of Article IV shall be retired by the Corporation and shall not be available for reissuance.

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8B.           AUTOMATIC CONVERSION. From and after the Effective Time, (i) each share of Class B Common Stock shall automatically, without further action by the holder thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock, upon the occurrence of a Transfer (as defined in Part C of this Article IV), other than a Permitted Transfer (as defined in Part C of this Article IV), of such share of Class B Common Stock (any such Transfer, a “Transfer Conversion Event”) and (ii) all (and not less than all) shares of Class B Common Stock shall automatically, without further action by any holder thereof, convert into an identical number of fully paid and nonassessable shares of Class A Common Stock at such date and time, or the occurrence of an event, specified by the affirmative vote or written consent of the holders of two-thirds of the then-outstanding shares Class B Common Stock, voting as a separate class (the occurrence of a Transfer Conversion Event or an event described in clause (ii) of this Part B, Section 8B, a “Conversion Event”). Each outstanding stock certificate that, immediately prior to a Conversion Event, represented one or more shares of Class B Common Stock subject to such Conversion Event shall, upon such Conversion Event, be deemed to represent an equal number of shares of Class A Common Stock, without the need for surrender or exchange thereof. The Corporation shall, upon the request of any holder whose shares of Class B Common Stock have been converted into shares of Class A Common Stock as a result of a Conversion Event, and upon surrender by such holder to the Corporation of the outstanding certificate(s) formerly representing such holder’s shares of Class B Common Stock or, in the case of lost, stolen, or destroyed certificate(s) (where the Corporation has been notified that that such certificate(s) have been lost, stolen, or destroyed), after execution of an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such lost, stolen or destroyed certificate(s), issue and deliver to such holder certificate(s) representing the shares of Class A Common Stock into which such holder’s shares of Class B Common Stock were converted as a result of such Conversion Event (if such shares are certificated) or, if such shares are uncertificated, register such shares in book entry form. If the Corporation has reason to believe that a Transfer Conversion Event with respect to any shares of Class B Common Stock has occurred but has not theretofore been reflected on the books of the Corporation, the Corporation may request that the applicable holder furnish affidavits or other evidence to the Corporation as the Corporation deems necessary to determine whether a Transfer Conversion Event has occurred, and if such holder does not within ten (10) days after the date of such request furnish sufficient evidence to the corporation (in the manner provided in the request) to enable the Corporation to determine that no such Transfer Conversion Event has occurred, any such shares of Class B Common Stock, to the extent not previously converted, shall be automatically converted into shares of Class A Common Stock and the same shall thereupon be registered on the books and records of the Corporation. If the Secretary of the Corporation or the Board of Directors, or a duly authorized committee thereof, determines that any shares of Class B Common Stock have been subject to an inadvertent Transfer that would constitute a Transfer Conversion Event, or any other event shall have occurred, or any state of facts arisen or come into existence, that would inadvertently cause a Transfer Conversion Event, and the holder thereof shall have cured or shall promptly cure such inadvertent Transfer or the event or state of facts that would inadvertently cause such Transfer Conversion Event, then the Secretary of the Corporation or the Board of Directors, or a duly authorized committee thereof, may determine that such share or shares of Class B Common Stock shall not have been automatically converted into Class A Common Stock pursuant to Section 8B of this Article IV. Subject to the preceding sentence, each share of Class B Common Stock that is converted pursuant to this Part B, Section 8B of Article IV shall thereupon be retired by the Corporation and shall not be available for reissuance.

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8C.           The Corporation may, from time to time, establish such policies and procedures, not in violation of applicable law or the other provisions of this Restated Certificate, relating to the conversion of the Class B Common Stock into Class A Common Stock, as it may deem necessary or advisable in connection therewith. In connection with any action of the stockholders taken at a meeting or by written consent, the Corporation shall presume that the stock ledger of the Corporation sets forth the stockholders entitled to vote in person or by proxy at any meeting of stockholders or in connection with any such written consent and the class or classes or series of shares held by each such stockholder and the number of shares of each class or classes or series held by such stockholder, provided that any such presumption shall be rebuttable by a Holder of shares of Common Stock that furnishes affidavits or other evidence sufficient to enable the Corporation to make a contrary determination in accordance with this Restated Certificate. Notwithstanding anything herein to the contrary, any determination by the Secretary of the Corporation relating to the conversion of any share of Class B Common Stock into a share of Class A Common Stock shall be conclusive and binding.

9.          RESERVATION OF STOCK. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock, and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class B Common Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose.

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10.        PROTECTIVE PROVISION. The Corporation shall not, whether by merger, consolidation or otherwise, amend, alter, repeal or waive Parts B or C of this Article IV (or adopt any provision inconsistent therewith), without first obtaining the affirmative vote or written consent of the holders of a majority of the then outstanding shares of Class B Common Stock, voting as a separate class, in addition to any other vote required by applicable law, this Restated Certificate or the By-laws of the Corporation.

11.         ADDITIONAL PROTECTIVE PROVISION. For a period of eighteen (18) months from the Effective Time, any merger, consolidation, share exchange or similar transaction as a result of which Standard General L.P. and its affiliates, individually or in the aggregate, would own ninety-five percent (95%) or more of the issued and outstanding shares of Common Stock of the Corporation shall require the approval of the holders of a majority of the shares of the Class A Common Stock held by stockholders of the Corporation other than Standard General L.P. and its affiliates. For a period of eighteen (18) months from the Effective Time, the approval of the holders of a majority of the shares of the Class A Common Stock held by the stockholders of the Corporation other than Standard General L.P. and its affiliates shall be required to amend, alter or eliminate this Section 11 of Article IV, Part B.

PART C. DEFINITIONS.

For purposes of this Restated Certificate:

1.          “1934 Act” shall mean the Securities Exchange Act of 1934.

2.          “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the 1934 Act (or any subsequent provisions replacing the 1934 Act or the rules and regulations promulgated thereunder).

3.          “Dividend” shall mean the “Dividend” as such term is defined in the Contribution and Exchange Agreement, dated as of November 25, 2016, by and among the Corporation, Standard General Master Fund L.P., P. Standard General Ltd. And Standard General Focus Fund L.P.

4.          “Dividend Date” shall mean the date of distribution of the Dividend.

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5.          “Financial Intermediary” shall mean (i) a clearing agency, clearing corporation or depository or (ii) a person, including a broker, voting trustee, bank, trust company or other nominee, that in the ordinary course of its business maintains securities accounts for other persons and is acting in that capacity.

6.          “Holder” shall mean, with respect to a share of capital stock of the Corporation, the registered holder of such share on the stock ledger of the Corporation; provided that if such registered holder (or any account holder of a Financial Intermediary with respect to such share) is a Financial Intermediary, the “Holder” of such share shall be deemed to be the person that is both (i) the account holder at a Financial Intermediary with respect to such share and (ii) not a Financial Intermediary.

7.          “Parent” of an entity shall mean any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity.

8.          “Permitted Transfer” shall mean, and be restricted to, any Transfer of any shares of Class B Common Stock by a Qualified Stockholder to one or more Permitted Transferees of such Qualified Stockholder.

9.          “Permitted Transferee” shall mean, and be restricted to:

(a)          with respect to any Holder that is a corporation, partnership, limited liability company or other entity (a “Corporate Person”), any Affiliate of such Corporate Person.

(b)          with respect to any Holder that is a natural person, (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, of such natural person (such natural person’s “Family Members”), (ii) any transferee under a domestic relations order in settlement of marital property rights, (iii) any trust or Corporate Person that is and remains wholly-owned and controlled, directly or indirectly, by such natural person or such natural person’s Family Members and that is and remains solely for the benefit of such natural person or such natural person’s Family Members and (iv) (A) the guardian or conservator of such natural person if such natural person has been adjudged disabled, incapacitated, incompetent or otherwise unable to manage his or her own affairs, (B) the executor, administrator or personal representative of the estate of such natural person if such natural person is deceased, (C) the trustee or receiver of the estate of such natural person if such natural person is bankrupt or insolvent or (D) any “Permitted Transferee” of such natural person if such natural person is disabled, incapacitated, incompetent, deceased, bankrupt or insolvent; and

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(c)          with respect to any Holder that is a trust, (i) the beneficiaries of such trust and (ii) the Family Members of the beneficiaries of such trust.

10.         A “person” shall mean an any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity.

11.         “Qualified Stockholder” shall mean (a) any Holder of a share of Class B Common Stock as of the Dividend Date and (b) any person that becomes the Holder of any share of Class B Common Stock as a result of a Permitted Transfer.

12.         “Transfer” of a share of capital stock of the Corporation by the Holder thereof shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share as a result of which such person is no longer the Holder of such share; provided that the pledge of a share of capital stock of the Corporation by the Holder thereof that creates a mere security interest in such share pursuant to a bona fide loan or indebtedness transaction shall not constitute a “Transfer” by the Holder of such share for so long as such Holder continues to exercise the power to vote or direct the voting of such share by proxy, voting agreement or otherwise; provided, however, that a foreclosure of such share or other similar action by the pledgee shall constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer” at such time.

ARTICLE V.

STOCKHOLDER ACTION

Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders or by a consent in writing signed by the holders of shares of capital stock of the Corporation representing a majority of the total votes eligible to be cast by stockholders with respect to such action at a duly constituted meeting of stockholders called expressly for such purpose. Except as otherwise required by law, special meetings of the stockholders of the Corporation may be called only by (i) the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office, (ii) the Chairman of the Board, if one is elected, (iii) the President or (iv) holders of shares of capital stock of the Corporation representing a majority of the total votes eligible to be cast by holders of shares of capital stock of the Corporation. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation, unless otherwise provided by law. Advance notice of any matters which stockholders intend to propose for action at an annual meeting shall be given in the manner provided in the By-Laws.

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ARTICLE VI.

DIRECTORS

1.          GENERAL. All power of the Corporation shall be exercised by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

2.          ELECTION OF DIRECTORS. Election of Directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

3.          NUMBER, ELECTION AND TERMS.

3A.           Except as otherwise fixed pursuant to the provisions of Article IV hereof relating to the rights of the holders of any class or series of preferred stock to elect Directors, the number of Directors of the Corporation shall be fixed exclusively by resolution duly adopted from time to time by the affirmative vote of a majority of the Board of Directors.

3B.           At each annual meeting of the stockholders of the Corporation, Directors elected to succeed those whose terms are expiring at that meeting shall be elected to hold office for a term expiring at the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

4.          STOCKHOLDER NOMINATIONS OF DIRECTOR CANDIDATES. Except as otherwise fixed pursuant to the provisions of Article IV hereof relating to the rights of the holders of any class of series of preferred stock to elect Directors, advance notice of nominations for the election of Directors, other than by the Board of Directors or a committee thereof, shall be given in the manner provided in the By-Laws.

5.          VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Except as otherwise fixed pursuant to the provisions of Article IV hereof relating to the rights of the holders of any class or series of preferred stock to elect Directors, any vacancy occurring in the Board of Directors, including any vacancy created by reason of a newly created directorship resulting from an increase in the number of directors or any vacancy resulting from death, resignation, disqualification, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, if a quorum is present. Notwithstanding anything contained herein to the contrary, any Director that voluntarily leaves office may vote on his or her replacement. Any Director appointed in accordance with the preceding sentence shall hold office until such Director’s successor shall have been duly elected and qualified. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.

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6.          REMOVAL. Except as otherwise fixed pursuant to the provisions of Article IV hereof relating to the rights of the holders of any class or series of preferred stock to elect Directors, any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office with or without cause by the affirmative vote of a majority of the total votes which would be eligible to be cast by stockholders in the election of such Director at a duly constituted meeting of stockholders called expressly for such purpose.

ARTICLE VII.

LIMITATION OF LIABILITY

A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware or (iv) for any transaction from which the Director derived an improper personal benefit. If the General Corporation Law of Delaware is amended after the Effective Time to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

The Corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor of the Corporation. The indemnification provided herein shall inure to the benefit of the heirs, executors and administrators of each person referred to in the immediately preceding sentence.

Any repeal or modification of this Article VII (i) by the stockholders of the Corporation or (ii) by an amendment to the General Corporation Law of Delaware shall not adversely affect any right or protection existing at the time of such repeal or modification with respect to any acts or omissions occurring before such repeal or modification of a person that serves or formerly served as a director or officer of the Corporation or any predecessor of the Corporation or at any other enterprise as a director or officer at the request of the Corporation or any predecessor of the Corporation.

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ARTICLE VIII.

AMENDMENT OF BY¬LAWS

The Board of Directors shall have the power to adopt, alter, amend and repeal the By-Laws of the Corporation. Any By-Laws of the Corporation adopted by the Directors under the powers conferred hereby may be altered, amended or repealed by the Directors or the stockholders. Notwithstanding the foregoing or any other provisions of this Restated Certificate or the By-Laws of the Corporation to the contrary, such action by the Board of Directors shall require the affirmative vote of a majority of the Directors then in office. Notwithstanding the foregoing or any other provisions of this Restated Certificate or the By-Laws of the Corporation to the contrary, any action by the stockholders to alter, amend or repeal the By-Laws of the Corporation shall require the affirmative vote of a majority of the total votes eligible to be cast by stockholders with respect to such alteration, amendment or repeal, voting together as a single class, at a duly constituted meeting of stockholders called expressly for such purpose.

ARTICLE IX.

AMENDMENT OF RESTATED CERTIFICATE

The Corporation reserves the right to repeal, alter or amend this Restated Certificate in the manner now or hereafter prescribed by statute and this Restated Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation. No repeal, alteration or amendment of this Restated Certificate shall be made unless the same is first approved by the Board of Directors of the Corporation pursuant to a resolution adopted by the affirmative vote of a majority of the Directors then in office, and thereafter approved by the stockholders.

ARTICLE X.

RESTRICTED INVESTORS; RESTRICTIONS ON ISSUANCE AND TRANSFER

In order to preserve the rights of Turning Point Brands, Inc. (“Turning Point”) or any Article X Subsidiary (as hereinafter defined) to distribute certain products pursuant to the Distribution Agreements (as hereinafter defined), Restricted Investors (as hereinafter defined) shall not own (whether of record or beneficially) more than the Permitted Percentage of any class of capital stock of the Corporation at any time outstanding, and the provisions contained in this Article X shall apply to the extent necessary to prevent the loss by Turning Point or any Article X Subsidiary of such rights. The Board of Directors (or any duly constituted committee thereof) is specifically authorized to make all such reasonable determinations as shall be necessary to implement the provisions of this Article X set forth below.

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1.          DEFINED TERMS. For the purposes of this Article X, the following terms shall have the following meanings:

1A.           “Article X Fair Market Value” shall mean the average Market Price of one share of the applicable class of capital stock of the Corporation for the 30 consecutive trading days next preceding the date of determination. The “Market Price” for a particular day shall mean (i) the last reported sales price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange, Inc. (“NYSE”) composite tape; and (ii) if the applicable class of capital stock of the Corporation is not then listed or admitted to unlisted trading privileges on the NYSE, as reported on the consolidated reporting system of the principal national securities exchange (then registered as such pursuant to Section 6 of the Securities Exchange Act of 1934, as amended) on which the applicable class of capital stock of the Corporation is then listed or admitted to unlisted trading privileges; and (iii) if the applicable class of capital stock of the Corporation is not then listed or admitted to unlisted trading privileges on the NYSE or any national securities exchange, as included for quotation through the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) National Market System; and (iv) if the applicable class of capital stock of the Corporation is not then listed or admitted to unlisted trading privileges on the NYSE or on any national securities exchange, and is not then included for quotation through the NASDAQ National Market System, (x) the average of the closing “bid” and “asked” prices on such day in the over-the-counter market as reported by NASDAQ or, (y) if “bid” and “asked” prices for the applicable class of capital stock of the Corporation on such day shall not have been reported on NASDAQ, the average of the “bid” and “asked” prices for such day as furnished by any NYSE member firm regularly making a market in and for the applicable class of capital stock of the Corporation. If the applicable class of capital stock of the Corporation ceases to be publicly traded, the Article X Fair Market Value thereof shall mean the fair value of one share of the applicable class of capital stock of the Corporation as determined in good faith by the Board of Directors, which determination shall be conclusive.

1B.           “Article X Subsidiary” shall mean any person 50% or more of whose Equity Interests are owned, directly or indirectly, by Turning Point.

1C.           “Bollore” shall mean Bollore Technologies, S.A., a corporation organized under the laws of the Republic of France.

1D.           “Bollore Competitor” shall mean any person that directly or indirectly manufactures, sells, markets, distributes or otherwise promotes cigarette paper booklets, filter tubes, injector machines or filter tips in the Territory, provided that for the purposes of this Article X and for the avoidance of doubt, neither Turning Point Brands, Inc. nor any subsidiary thereof shall be a Bollore Competitor.

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1E.           “Distribution Agreements” shall mean the Amended and Restated Distribution and License Agreements dated as of November 30, 1992 between Bollore and North Atlantic Operating Corporation, Inc., a Delaware corporation and subsidiary of Turning Point, relating to (i) the United States and (ii) Canada, each as amended by a Restated Amendment dated June 25, 1997 and Amendments dated respectively October 22, 1997, October 7, 1999, October 20, 1999, June 19, 2002, February 28, 2005 and April 20, 2006, and the License and Distribution Agreement, dated March 19, 2013, between Bollore and North Atlantic Operating Corporation, Inc., in each case as so amended and as may hereafter be amended, modified or superseded, and any other related agreements between or among such parties.

1F.           “Equity Interest” means the ownership of any class of equity security of a person (whether common or preferred and whether voting or non-voting), any security that is convertible into any class of equity security of a person (including, but not limited to any warrant, option, convertible note or contract right to acquire any equity security) or any partnership or other equity ownership interest in a person.

1G.           “Permitted Percentage” shall mean 14.9%.

1H.           “Redemption Securities” shall mean interest bearing promissory notes of the Corporation with a maturity of not more than 10 years from the date of issue and bearing interest and having such other payment terms designed to ensure, in the Corporation’s determination, that the discounted present value of such promissory notes at the date of issuance is substantially equivalent to the Redemption Price (as hereinafter defined) as if paid in cash.

1I.           “Restricted Investor” means (i) any Bollore Competitor, (ii) any person that owns more than a 20% Equity Interest in any Bollore Competitor, or (iii) any person who serves as a director or officer of, or any person that has the right to appoint an officer or director of, any Bollore Competitor or of any person that owns more than a 20% Equity Interest in any Bollore Competitor.

1J.           “Territory” means the United States, the District of Columbia, the territories, possessions and military bases of the United States and the Dominion of Canada.

2.          RESTRICTIONS ON ISSUANCE AND TRANSFER. Any purported issuance (including upon the exercise, conversion or exchange of any securities of the Corporation) or transfer of any shares of any class of capital stock of the Corporation that would result in the ownership by any Restricted Investor, in the aggregate, of a percentage of the outstanding shares of such class of capital stock in excess of the Permitted Percentage shall, to the fullest extent permitted by applicable law and for so long as such excess exists, be ineffective as against the Corporation, and neither the Corporation nor its transfer agent shall register such purported transfer or issuance on the stock transfer records of the Corporation, and neither the Corporation nor its transfer agent shall be required to recognize the purported transferee or owner as a stockholder of the Corporation for any purpose whatsoever, except to the extent necessary to effect a further transfer to a person who is not a Restricted Investor and for purposes of effecting any remedy available to the Corporation, in each case consistent with the policy and provisions of this Article X.

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3.          NO VOTING RIGHTS; TEMPORARILY WITHHOLDING PAYMENTS OF DIVIDENDS AND OTHER DISTRIBUTIONS. If on any date (including any record date) ownership by any Restricted Investor (including ownership resulting from the exercise, conversion or exchange of securities of the Corporation), in the aggregate, of the outstanding capital stock of any class of the Corporation exceeds the Permitted Percentage, the Corporation shall determine in the manner prescribed below, which shares owned by such Restricted Investor constitute such excess (the “Excess Shares”), and the Excess Shares shall (so long as such excess exists) not have any voting rights, and the Corporation may (so long as such excess exists) temporarily withhold the payment of dividends and the sharing in any other distribution (upon liquidation or otherwise) in respect of the Excess Shares; provided, however, that any such dividend or distribution shall be set aside for payment to the owners of the Excess Shares when such shares are no longer owned by a Restricted Investor. The determination of those shares that constitute Excess Shares shall be made solely by reference to the date or dates on which such shares were acquired by a Restricted Investor (which, in the event such shares were acquired upon the exercise, conversion or exchange of securities, shall be deemed to be the date of such exercise, conversion or exchange), starting with the most recent acquisition of shares of capital stock by a Restricted Investor and including, in reverse chronological order of acquisition, all other acquisitions of shares of capital stock by the Restricted Investor from and after the acquisition of those shares of capital stock by the Restricted Investor that first caused the Permitted Percentage to be exceeded, the determination by the Corporation as to those shares that constitute Excess Shares shall, be determined by reference to bona fide records maintained by the Corporation’s transfer agent and shall be conclusive and binding on the Restricted Investor in all respects.

4.          REDEMPTION OF STOCK. Excess Shares shall be subject to redemption by the Corporation (by action of the Board of Directors, in its discretion) to the extent necessary to reduce the aggregate number of shares of such capital stock owned by Restricted Investors to the Permitted Percentage. The terms and conditions of such redemption shall be as follows:

4A.           the per share redemption price to be paid for the Excess Shares (the “Redemption Price”) shall be the sum of (i) the Article X Fair Market Value of such shares of capital stock plus (ii) an amount equal to the amount of any dividend or distribution declared in respect of such shares prior to the date on which such shares are called for redemption and which amount has been withheld by the Corporation pursuant to paragraph 3 of this Article X;

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4B.           the Redemption Price shall be paid either in cash (by bank or cashier’s check) or by the issuance of Redemption Securities, as determined by the Board of Directors, in its discretion;

4C.           the Excess Shares to be redeemed shall be selected in the same manner as provided in paragraph 3 of this Article X and shall not exceed the number necessary to reduce the percentage of shares of capital stock owned by the Restricted Investor, in the aggregate, to the Permitted Percentage; provided that the Corporation may adjust upward to the nearest whole share the number of shares to be redeemed so as not to be required to redeem or issue fractional shares;

4D.           written notice of the date of redemption (the “Redemption Date”) together with a letter of transmittal to accompany certificates evidencing shares of stock which are surrendered for redemption (if any) shall be given either by hand delivery or by overnight courier service first class mail, postage prepaid, to each holder of record of the selected shares to be redeemed, at such holder's last known address as the same appears on the stock register of the Corporation (unless such notice is waived in writing by any such holders) (the “Redemption Notice”);

4E.           the Redemption Date (for purposes of determining right, title and interest in and to shares of capital stock being selected for redemption) shall be the later of (i) the date specified as the redemption date in the Redemption Notice given to holders (which date shall not be earlier than the date such notice is given) or (ii) the date on which the funds or Redemption Securities necessary to effect the redemption have been irrevocably deposited in trust for the benefit of such holders;

4F.           each Redemption Notice shall specify (i) the Redemption Date (as determined pursuant to clause 4E of this paragraph 4 of this Article X), (ii) the number of shares of capital stock to be redeemed from such holder (and the certificate number(s) evidencing such shares, if such shares are certificated), (iii) the Redemption Price and the manner of payment thereof, (iv) the place where certificates for such shares (if any) are to be surrendered for cancellation against the simultaneous payment of the Redemption Price, (v) any instructions as to the endorsement or assignment for transfer of such certificates (if any) and the completion of the accompanying letter of transmittal; and (vi) the fact that all right, title and interest in respect of the shares so selected for redemption (including, without limitation, voting and dividend rights) shall cease and terminate on the Redemption Date, except for the right to receive the Redemption Price;

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4G.           from and after the Redemption Date, all right, title and interest in respect of the shares selected for redemption (including, without limitation, voting and dividend rights) shall cease and terminate, such shares shall no longer be deemed to be outstanding (and may either be retired or held by the Corporation as treasury stock) and the owners of such shares shall thereafter be entitled only to receive the Redemption Price; and

4H.           upon surrender of the certificates for any shares so redeemed in accordance with the requirements of the Redemption Notice (if any) and accompanying letter of transmittal (and otherwise in proper form for transfer as specified in the Redemption Notice), the owner of such shares shall be entitled to payment of the Redemption Price. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate (or certificates) shall be issued representing the shares not redeemed without cost to the holder thereof.

5.          CERTIFICATION REQUIREMENTS. To the extent necessary to enable the Corporation to determine the percentage of the outstanding capital stock of any class owned by Restricted Investors, the Corporation may require that record or beneficial owners of shares of stock confirm whether or not they are Restricted Investors (by submitting such documentary and other evidence thereof as the Corporation may reasonably require or request) and may, in the discretion of the Board of Directors, temporarily withhold and deposit into escrow dividends payable to, any such record holder and owner until adequate confirmation is received. The Board of Directors is authorized to take all such other ministerial acts and to make such interpretations as it may deem necessary or advisable to effectuate the policy and provisions of this Article X.

6.          SEVERABILITY. Each provision of this Article X is intended to be severable from every other provision. If any one or more of the provisions contained in this Article X is held by a court or similar body of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of any other provision of this Article X shall not be affected, and this Article X shall be construed as if the provisions held to be invalid, illegal or unenforceable had never been contained therein.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Corporation has caused this Sixth Amended and Restated Certificate of Incorporation to be executed by a duly authorized officer on this ____ day of _______, 2017.

By:
Name: Ian W. Estus
Title: President and Chief Executive Officer

Annex B

STANDARD DIVERSIFIED OPPORTUNITIES INC.

2017 OMNIBUS EQUITY COMPENSATION PLAN

Effective as of the Effective Date (as defined below), the Standard Diversified Opportunities Inc. 2017 Omnibus Equity Compensation Plan (the “Plan”) is hereby established as a successor to the 2000 Stock Incentive Plan (the “2000 Plan”). As of the Effective Date, no additional grants shall be made under the 2000 Plan. Outstanding grants under the 2000 Plan shall continue in effect according to their terms as in effect before the Effective Date, consistent with the 2000 Plan, and the shares with respect to outstanding grants under the 2000 Plan shall be issued or transferred under the 2000 Plan.

The purpose of this Plan is (i) to provide employees of Standard Diversified Opportunities Inc. (the “Company”) and its subsidiaries, certain consultants and advisors who perform services for the Company or its subsidiaries, and non-employee members of the Board of Directors of the Company with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units, and other stock-based awards, and (ii) to provide selected executive employees with the opportunity to receive cash awards that are considered “qualified performance-based compensation” under section 162(m) of the Code (as defined below).

The Company believes that this Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

Section 1.             Definitions

The following terms shall have the meanings set forth below for purposes of this Plan:

(a)          “Board” shall mean the Board of Directors of the Company.

(b)          “Cash Award” shall mean a cash incentive payment awarded under this Plan as described under Section 11.

(c)          “Cause” shall have the meaning given to that term in any written employment agreement, offer letter or severance agreement between the Employer and the Participant, or if no such agreement exists or if such term is not defined therein, and unless otherwise defined in the Grant Instrument, Cause shall mean a finding by the Committee that the Participant (i) has breached his or her employment or service contract with the Employer, (ii) has engaged in disloyalty to the Employer, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written non-competition, non-solicitation, invention assignment or confidentiality agreement between the Participant and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.

(d)          Unless otherwise set forth in a Grant Instrument, a “Change of Control” shall be deemed to have occurred if:

(i)          Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors.

(ii)         The consummation of (A) a merger or consolidation of the Company with another corporation where, immediately after the merger or consolidation, the stockholders of the Company immediately prior to the merger or consolidation will not beneficially own, in substantially the same proportion as ownership immediately prior to the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, will not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation, or (B) a sale or other disposition of all or substantially all of the assets of the Company.

(iii)        A change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

(iv)        The approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

The Committee may modify the definition of Change of Control for a particular Grant as the Committee deems appropriate to comply with section 409A of the Code or otherwise. Notwithstanding the foregoing, if a Grant constitutes deferred compensation subject to section 409A of the Code and the Grant provides for payment upon a Change of Control, then no Change of Control shall be deemed to have occurred upon an event described in items (i) – (iv) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under section 409A of the Code.

(e)          “CEO” shall mean the Chief Executive Officer of the Company.

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(f)          “Code” shall mean the Internal Revenue Code of 1986, as amended.

(g)          “Committee” shall mean the Compensation Committee of the Board or another committee appointed by the Board to administer this Plan. With respect to Grants that are intended to be “qualified performance-based compensation” under section 162(m) of the Code, the Committee shall consist of two or more persons appointed by the Board, all of whom shall be “outside directors” as defined under section 162(m) of the Code. The Committee shall consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Company Stock is at the time primarily traded.

(h)          “Company” shall mean Standard Diversified Opportunities Inc. and shall include its successors.

(i)          “Company Stock” shall mean the Class A common stock of the Company, par value $0.01 per share.

(j)          “Disability” or “Disabled” shall mean a Participant’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Participant or as otherwise determined by the Committee and set forth in the Grant Instrument.

(k)          “Dividend Equivalent” shall mean an amount determined by multiplying the number of shares of Company Stock subject to a Stock Unit or Other Stock-Based Award by the per-share cash dividend paid by the Company on its outstanding Company Stock, or the per-share Fair Market Value of any dividend paid on its outstanding Company Stock in consideration other than cash. If interest is credited on accumulated divided equivalents, the term “Dividend Equivalent” shall include the accrued interest.

(l)           “Effective Date” shall mean the date of the meeting of the stockholders of the Company at which this Plan is approved by the stockholders.

(m)          “Employee” shall mean an employee of the Employer (including an officer or director who is also an employee), but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

(n)          “Employed by, or providing service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Stock Awards, Stock Units, Other Stock-Based Awards and Cash Awards, a Participant shall not be considered to have terminated employment or service until the Participant ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

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(o)          “Employer” shall mean the Company and its subsidiaries.

(p)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(q)          “Exercise Price” shall mean the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

(r)           “Fair Market Value” shall mean:

(i)          If the Company Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Company Stock is a national securities exchange, the closing sales price during regular trading hours on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (B) if the Company Stock is not principally traded on any such exchange, the last reported sale price of a share of Company Stock during regular trading hours on the relevant date, as reported by the OTC Bulletin Board.

(ii)         If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be determined by the Committee through any reasonable valuation method authorized under the Code.

(s)           “GAAP” shall mean United States Generally Accepted Accounting Principles.

(t)          “Grant” shall mean an Option, SAR, Stock Award, Stock Unit, Other Stock-Based Award or Cash Award granted under this Plan.

(u)          “Grant Instrument” shall mean the written agreement that sets forth the terms and conditions of a Grant, including all amendments thereto.

(v)         “Incentive Stock Option” shall mean an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

(w)          “Key Advisor” shall mean a consultant or advisor of the Employer.

(x)          “Non-Employee Director” shall mean a member of the Board who is not an Employee.

(y)          “Nonqualified Stock Option” shall mean an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

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(z)          “Option” shall mean an option to purchase shares of Company Stock, as described in Section 6.

(aa)         “Other Stock-Based Award” shall mean any Grant based on, measured by or payable in Company Stock (other than an Option, Stock Unit, Stock Award, or SAR), as described in Section 10.

(bb)         “Participant” shall mean an Employee, Key Advisor or Non-Employee Director designated by the Committee to participate in this Plan.

(cc)         “Performance-Based Grant” shall have the meaning given that term in Section 13.

(dd)         “Plan” shall mean this Standard Diversified Opportunities Inc. 2017 Omnibus Equity Compensation Plan, as in effect from time to time.

(ee)         “Reliance Period” shall have the meaning given that term in Section 19(c)(i).

(ff)         “Restriction Period” shall have the meaning given that term in Section 7(a).

(gg)         “SAR” shall mean a stock appreciation right, as described in Section 9.

(hh)         “Stock Award” shall mean an award of Company Stock, as described in Section 7.

(ii)         “Stock Unit” shall mean an award of a phantom unit representing a share of Company Stock, as described in Section 8.

(jj)         “Substitute Awards” shall have the meaning given that term in Section 4(b).

Section 2.             Administration

(a)          Committee. This Plan shall be administered and interpreted by the Committee; provided, however, that any Grants to members of the Board must be authorized by the Board. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. To the extent that the Board, a subcommittee or the CEO, as described below, administers this Plan, references in this Plan to the “Committee” shall be deemed to refer to the Board or such subcommittee or the CEO.

(b)          Delegation to CEO. Subject to compliance with applicable law and applicable stock exchange requirements, the Committee may delegate all or part of its authority and power to the CEO, as it deems appropriate, with respect to Grants to Employees or Key Advisors who are not executive officers under section 16 of the Exchange Act and provided the Grants are not intended to be Performance-Based Grants as described in Section 13.

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(c)          Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom Grants shall be made under this Plan, (ii) determine the type, size, terms and conditions of the Grants to be made to each such individual, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (v) amend the terms of any previously issued Grant, subject to the provisions of Section 19 below, and (vi) deal with any other matters arising under this Plan.

(d)          Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret this Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing this Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of this Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in this Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of this Plan and need not be uniform as to similarly situated individuals.

(e)          Indemnification. No member of the Committee and no employee of the Company shall be liable for any act or failure to act with respect to this Plan, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company or a subsidiary against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of this Plan, except in circumstances involving such person’s bad faith or willful misconduct.

Section 3.             Grants

Grants under this Plan may consist of Options as described in Section 6, Stock Awards as described in Section 7, Stock Units as described in Section 8, SARs as described in Section 9, Other Stock-Based Awards as described in Section 10, and Cash Awards as described in Section 11. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Grant Instrument. All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of this Plan need not be uniform as among the Participants.

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Section 4.             Shares Subject to this Plan

(a)          Shares Authorized. Subject to adjustment as described below in Section 4(d), the aggregate number of shares of Company Stock that may be issued or transferred under this Plan shall be equal to 1,000,000; provided, however, that the aggregate number of shares of Company Stock that may be issued or transferred under this Plan pursuant to Incentive Stock Options shall not exceed 500,000 shares of Company Stock.

(b)          Source of Shares; Share Counting. Shares issued or transferred under this Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of this Plan. If and to the extent Options or SARs granted under this Plan terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised, if any Stock Awards, Stock Units or Other Stock-Based Awards are forfeited, terminated or otherwise not paid in full, or if any Award is settled without the issuance of shares, the shares subject to such Grants shall again be available for purposes of this Plan; provided that shares of Company Stock otherwise issuable under this Plan are surrendered in payment of the Exercise Price of an Optionor withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any Grant or the issuance of Company Stock not be available for future issuance under this Plan. In addition, (i) shares issued or transferred under Grants made pursuant to an assumption, substitution or exchange for previously granted awards of a company acquired by the Company in a transaction (“Substitute Awards”) shall not reduce the number of shares of Company Stock available under this Plan and (ii) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Grants under this Plan and shall not reduce this Plan’s share reserve (subject to applicable stock exchange listing and Code requirements).

(c)          Individual Limits. Subject to adjustment as described below in Section 4(d), the following Grant limitations shall apply:

(i)          With respect to Performance-Based Grants measured in shares of Company Stock (whether payable in Company Stock, cash or a combination of both), the maximum number of shares of Company Stock for which such Grants may be made to any Employee in any calendar year shall not exceed 250,000 shares of Company Stock in the aggregate.

(ii)         For Performance-Based Grants measured in cash dollars (whether payable in cash, Company Stock or a combination of both), including Cash Awards, the maximum dollar amount for which such Grants may be paid to any Employee with respect to each 12 month period within a performance period shall not exceed $1,000,000. If a performance period includes more than one year, the amount payable with respect to each 12 month period shall be determined by dividing the total amount payable for the performance period by the number of years in the performance period.

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(iii)        For dividends with respect to Stock Awards that are Performance-Based Grants and Dividend Equivalents that are Performance-Based Grants, an Employee may not accrue an aggregate amount of dividends and Dividend Equivalents in excess of $100,000 in any calendar year.

(iv)        The maximum grant date value of shares of Company Stock subject to Grants made to any Non-Employee Director during any calendar year, taken together with any cash fees earned by such Non-Employee Director for services rendered during the calendar year, shall not exceed $300,000 in total value, with the value of such Grants calculated based on the grant date fair value of such Grants for financial reporting purposes.

(v)         Notwithstanding the foregoing, the individual limits described in subsections (i), (ii) and (iii) shall be increased to two times the otherwise applicable limits with respect to Performance-Based Grants that are made on or around the date of hire to a newly hired Employee.

(d)          Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number and kind of shares of Company Stock available for issuance under this Plan, the maximum number and kind of shares of Company Stock for which any individual may receive Grants in any year, the kind and number of shares covered by outstanding Grants, the kind and number of shares issued and to be issued under this Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under this Plan and such outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control, the provisions of Section 14 of this Plan shall apply. Any adjustments to outstanding Grants shall be consistent with section 409A or 424 of the Code, to the extent applicable. The adjustments of Grants under this Section 4(d) shall include adjustment of shares, Exercise Price of Stock Options, base amount of SARs, performance goals or other terms and conditions, as the Committee deems appropriate. The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, binding and conclusive.

Section 5.             Eligibility for Participation

(a)          Eligible Persons. All Employees and Non-Employee Directors shall be eligible to participate in this Plan. Key Advisors shall be eligible to participate in this Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

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(b)          Selection of Participants. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines.

Section 6.             Options

The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:

(a)          Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b)          Type of Option and Exercise Price.

(i)          The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its parent or subsidiary corporations, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii)         The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share of Company Stock on the date of grant.

(c)          Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option), the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

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(d)          Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with this Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(e)          Grants to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(f)           Termination of Employment or Service. Except as provided in the Grant Instrument, an Option may only be exercised while the Participant is employed by, or providing services to, the Employer. The Committee shall determine in the Grant Instrument under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.

(g)          Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for an Option as specified by the Committee (i) in cash, (ii) unless the Committee determines otherwise, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) by a net exercise through withholding shares of Company Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the shares of Company Stock subject to the Option, or (v) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Company by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.

(h)          Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under this Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

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Section 7.             Stock Awards

The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a)          General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b)          Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c)          Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)          Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except under Section 17 below. Unless otherwise determined by the Committee, the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed. Each certificate for a Stock Award, unless held by the Company, shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed.

(e)          Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific performance goals. Dividends with respect to Stock Awards that vest based on performance shall vest if and to the extent that the underlying Stock Award vests, as determined by the Committee.

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(f)          Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

Section 8.             Stock Units

The Committee may grant Stock Units, each of which shall represent one hypothetical share of Company Stock, to an Employee, Non-Employee Director or Key Advisor upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:

(a)          Crediting of Units. Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount of cash based on the value of a share of Company Stock, if and when specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of this Plan.

(b)          Terms of Stock Units. The Committee may grant Stock Units that vest and are payable if specified performance goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c)          Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer prior to the vesting of Stock Units, or if other conditions established by the Committee are not met, the Participant’s Stock Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)          Payment With Respect to Stock Units. Payments with respect to Stock Units shall be made in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

Section 9.             Stock Appreciation Rights

The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:

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(a)          General Requirements. The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to or greater than the Fair Market Value of a share of Company Stock as of the date of grant of the SAR. The term of any SAR shall not exceed ten years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR, the exercise of the SAR is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

(b)          Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c)          Exercisability. An SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as specified by the Committee. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d)          Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e)          Value of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).

(f)          Form of Payment. The appreciation in an SAR shall be paid in shares of Company Stock, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

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Section 10.          Other Stock-Based Awards

The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 6, 7, 8 and 9 of this Plan) that are based on or measured by Company Stock, to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

Section 11.          Cash Awards

The Committee may grant Cash Awards to Employees who are executive officers and other key employees of the Company. The Committee shall determine the terms and conditions applicable to Cash Awards, including the criteria for the vesting and payment of Cash Awards. Cash Awards shall be based on such measures as the Committee deems appropriate and need not relate to the value of shares of Company Stock.

Section 12.          Dividend Equivalents

The Committee may grant Dividend Equivalents in connection with Stock Units or Other Stock-Based Awards. Dividend Equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of Company Stock, and upon such terms and conditions as the Committee shall determine. Dividend Equivalents that vest based on performance shall vest and be paid only if and to the extent the underlying Stock Units or Other Stock-Based Awards vest and are paid, as determined by the Committee.

Section 13.          Qualified Performance-Based Compensation

The Committee may determine that Stock Awards, Stock Units, Other Stock-Based Awards, Cash Awards and Dividend Equivalents granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code (“Performance-Based Grants”). The following provisions shall apply to Stock Awards, Stock Units, Other Stock-Based Awards, Cash Awards and Dividend Equivalents that are to be considered Performance-Based Grants:

(a)          Performance Goals.

(i)          When Performance-Based Grants are granted, the Committee shall establish in writing (A) the objective performance goals that must be met, (B) the performance period during which the performance will be measured, (C) the maximum amounts that may be paid if the performance goals are met, and (D) any other conditions that the Committee deems appropriate and consistent with this Plan and section 162(m) of the Code.

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(ii)         The performance goals may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other objective and quantifiable indices. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings); earnings per share; growth in earnings or earnings per share; stock price; return on equity or average stockholder equity; total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; return on capital; return on assets or net assets; revenue, growth in revenue or return on sales; income or net income; operating income, net operating income or net operating income after tax; operating profit or net operating profit; operating margin; return on operating revenue or return on operating profit; regulatory filings; regulatory approvals, litigation and regulatory resolution goals; other operational, regulatory or departmental objectives; budget comparisons; growth in stockholder value relative to established indexes, or another peer group or peer group index; development and implementation of strategic plans and/or organizational restructuring goals; development and implementation of risk and crisis management programs; improvement in workforce diversity; compliance requirements and compliance relief; safety goals; productivity goals; workforce management and succession planning goals; economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); measures of  customer satisfaction, employee satisfaction or staff development; development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Corporation’s revenue or profitability or enhance its customer base; merger and acquisitions; and any other goal that is established at the discretion of the Committee other than with respect to Grants intended to meet the requirements of section 162(m) of the Code. The Committee shall have sole discretion to determine specific targets within each category of performance goals.

(iii)        In establishing performance goals, the Committee may, no later than the date on which such performance goals are to be established in accordance with Section 13(b) below, provide for the exclusion of the effects of items such as the following, to the extent identified in the audited financial statements of the Company, including footnotes, in the Management Discussion and Analysis of Financial Condition and Results of Operations accompanying such financial statements, or as otherwise specified by the Committee: (A) restructurings, discontinued operations, and other unusual, infrequent or non-recurring items or events, (B) asset write-downs, (C) significant litigation or claim judgments or settlements, (D) acquisitions or divestitures, (E) any reorganization or change in the corporate structure or capital structure of the Company, (F) an event either not directly related to the operations of the Company, subsidiary, division, business segment or business unit or not within the reasonable control of management, (G) foreign exchange gains and losses, (H) a change in the fiscal year of the Company, (I) the cumulative effects of tax or accounting changes in accordance with GAAP, or (J) the effect of changes in other laws or regulatory rules affecting reported results.

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(b)          Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code. The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

(c)          Certification of Results. The Committee shall certify achievement of the performance goals after the end of the applicable performance period. If and to the extent that the Committee does not certify that the performance goals have been met, the Performance-Based Grants granted for the performance period shall be forfeited or shall not be made or paid, as applicable.

(d)          Death, Disability or Other Circumstances. The Committee may provide that Performance-Based Grants shall be payable or restrictions on such Grants shall lapse, in whole or in part, in the event of the Participant’s death or Disability, on or after a Change of Control, or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

Section 14.          Consequences of a Change of Control

(a)          Assumption of Outstanding Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Grants that are not exercised or paid at the time of the Change of Control shall be assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). After a Change of Control, references to the “Company” as they relate to employment matters shall include the successor employer in the transaction, subject to applicable law.

(b)          Other Alternatives. In the event of a Change of Control, if any outstanding Grants are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may take any of the following actions with respect to any or all outstanding Grants, without the consent of any Participant: (i) the Committee may determine that outstanding Stock Options and SARs shall automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding Stock Awards, Stock Units, Cash Awards and Dividend Equivalents shall immediately lapse; (ii) the Committee may determine that Participants shall receive a payment in settlement of outstanding Stock Units, Cash Awards or Dividend Equivalents, in such amount and form as may be determined by the Committee; (ii) the Committee may require that Participants surrender their outstanding Stock Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Company Stock subject to the Participant’s unexercised Stock Options and SARs exceeds the Stock Option Exercise Price or SAR base amount, and (iv) after giving Participants an opportunity to exercise all of their outstanding Stock Options and SARs, the Committee may terminate any or all unexercised Stock Options and SARs at such time as the Committee deems appropriate. Such surrender, termination or payment shall take place as of the date of the Change of Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Company Stock does not exceed the per share Stock Option Exercise Price or SAR base amount, as applicable, the Company shall not be required to make any payment to the participant upon surrender of the Stock Option or SAR.

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Section 15.          Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Participant in connection with any Grant. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of section 409A of the Code.

Section 16.          Withholding of Taxes

(a)          Required Withholding. All Grants under this Plan shall be subject to applicable United States federal (including FICA), state and local, foreign country or other tax withholding requirements. The Employer may require that the Participant or other person receiving Grants or exercising Grants pay to the Employer an amount sufficient to satisfy such tax withholding requirements with respect to such Grants, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Grants.

(b)          Share Withholding. The Committee may permit or require the Employer’s tax withholding obligation with respect to Grants paid in Company Stock to be satisfied by having shares withheld up to an amount that does not exceed the Participant’s applicable withholding tax rate for United States federal (including FICA), state and local tax liabilities. The Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow Participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular Grant. Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Participant’s minimum applicable tax withholding amount.

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Section 17.          Transferability of Grants

(a)          Nontransferability of Grants. Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant’s lifetime. A Participant may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, pursuant to a domestic relations order. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b)          Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

Section 18.          Requirements for Issuance or Transfer of Shares

No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant on the Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of the shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under this Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

Section 19.          Amendment and Termination of this Plan

(a)          Amendment. The Board may amend or terminate this Plan at any time; provided, however, that the Board shall not amend this Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.

(b)          No Repricing of Options or SARs. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Company Stock, other securities or property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Company Stock or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Stock Options or SARs to reduce the Exercise Price of such outstanding Stock Options or base price of such SARs, (ii) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs with an Exercise Price or base price, as applicable, that is less than the Exercise Price or base price of the original Stock Options or SARs or (iii) cancel outstanding Stock Options or SARs with an Exercise Price or base price, as applicable, above the current stock price in exchange for cash or other securities.

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(c)          Stockholder Approval Requirements for Qualified Performance-Based Compensation. If Grants are to be made as “qualified performance-based compensation” under section 162(m) of the Code, this Plan must be reapproved by the stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved this Plan, if additional Grants are to be made as Performance-Based Grants under Section 13 and if required by section 162(m) of the Code or the regulations thereunder.

(d)          Termination of Plan. This Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless this Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(e)          Termination and Amendment of Outstanding Grants. A termination or amendment of this Plan that occurs after a Grant is made shall not materially impair the rights of a Participant unless the Participant consents or unless the Committee acts under Section 20(f) below. The termination of this Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not this Plan has terminated, an outstanding Grant may be terminated or amended under Section 20(f) below or may be amended by agreement of the Company and the Participant consistent with this Plan.

Section 20.          Miscellaneous

(a)          Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. The Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, in substitution for a stock option or stock awards grant made by such corporation. Notwithstanding anything in this Plan to the contrary, the Committee may establish such terms and conditions of the new Grants as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Participant the same economic value as the prior options or rights.

(b)          Governing Document. This Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend this Plan in any manner. This Plan shall be binding upon and enforceable against the Company and its successors and assigns.

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(c)          Funding of this Plan. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan.

(d)          Rights of Participants. Nothing in this Plan shall entitle any Employee, Non-Employee Director, Key Advisor or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

(e)          No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to this Plan or any Grant. Except as otherwise provided under this Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(f)          Compliance with Law.

(i)          This Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that this Plan and all transactions under this Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of “qualified performance-based compensation” comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code as set forth in this Plan ceases to be required under section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(ii)         This Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable. Each Grant shall be construed and administered such that the Grant either (A) qualifies for an exemption from the requirements of section 409A of the Code or (B) satisfies the requirements of section 409A of the Code. If a Grant is subject to section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under section 409A of the Code, (III) unless the Grant specifies otherwise, each installment payment shall be treated as a separate payment for purposes of section 409A of the Code, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with section 409A of the Code.

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(iii)        Any Grant that is subject to section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Grant shall be postponed for six months following the date of the Participant’s separation from service, if required by section 409A of the Code. If a distribution is delayed pursuant to section 409A of the Code, the distribution shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with section 416(i) of the Code and the “specified employee” requirements of section 409A of the Code.

(iv)        Notwithstanding anything in this Plan or any Grant agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Grants under this Plan, and in no event shall the Company or any subsidiary or affiliate of the Company have any responsibility or liability if a Grant does not meet any applicable requirements of section 409A of the Code. Although the Company intends to administer this Plan to prevent taxation under section 409A of the Code, the Company does not represent or warrant that this Plan or any Grant complies with any provision of federal, state, local or other tax law.

(g)          Establishment of Subplans. The Board may from time to time establish one or more sub-plans under this Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan setting forth (i) such limitations on the Committee’s discretion under this Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with this Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of this Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Employer shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.

(h)          Clawback Rights. Subject to the requirements of applicable law, the Committee may provide in any Grant Instrument that, if a Participant breaches any restrictive covenant agreement between the Participant and the Employer (which may be set forth in any Grant Instrument) or otherwise engages in activities that constitute Cause either while employed by, or providing service to, the Employer or within a specified period of time thereafter, all Grants held by the Participant shall terminate, and the Company may rescind any exercise of an Option or SAR and the vesting of any other Grant and delivery of shares upon such exercise or vesting (including pursuant to dividends and Dividend Equivalents), as applicable on such terms as the Committee shall determine, including the right to require that in the event of any such rescission (i) the Participant shall return to the Company the shares received upon the exercise of any Option or SAR and/or the vesting and payment of any other Grant (including pursuant to dividends and Dividend Equivalents) or (ii) if the Participant no longer owns the shares, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the Participant transfers the shares by gift or otherwise without consideration, the Fair Market Value of the shares on the date of the breach of the restrictive covenant agreement (including a Participant’s Grant Instrument containing restrictive covenants) or activity constituting Cause), net of the price originally paid by the Participant for the shares. Payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee. The Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the Employer. In addition, all Grants under this Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

(i)          Governing Law. The validity, construction, interpretation and effect of this Plan and Grant Instruments issued under this Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

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